                                                                   Exhibit 10.95

                              FIRST AMENDMENT TO
                          SALE AND PURCHASE AGREEMENT
              AMONG SCANA CORPORATION, SCANA COMMUNICATIONS, INC.,
                         AND ITC HOLDING COMPANY, INC.

     THIS FIRST AMENDMENT ("AMENDMENT") is entered into as of October 16,
                                                                      --
1997, among SCANA Corporation, a South Carolina corporation ("SCANA");SCANA Communications, Inc., a South Carolina corporation and wholly owned subsidiary of SCANA ("SCANA COMMUNICATIONS"); ITC Holding Company, Inc., a Delaware corporation ("ITC"); and ITC/\DeltaCom, Inc., a Delaware corporation and currently a wholly owned subsidiary of ITC ("ITC/\DELTACOM").

     WHEREAS, SCANA, SCANA COMMUNICATIONS and ITC entered a "Sale and
Purchase Agreement" dated as of March 11, 1997, ("AGREEMENT") whereby ITC agreed to purchase certain tangible and intangible assets and rights of SCANA COMMUNICATIONS (including, among other things, SCANA COMMUNICATIONS' 64% partnership interest in Gulf States FiberNet, a Georgia general partnership ("GULF STATES")); and

     WHEREAS, ITC/\DeltaCom agrees to certain limited obligations pursuant to this Amendment and SCANA, SCANA COMMUNICATIONS and ITC hereby accept ITC/\DeltaCom's certain limited obligations as further described herein; and

     WHEREAS, the parties to the Agreement hereby desire to modify certain terms and conditions of the Agreement.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual promises and covenants contained herein and in the Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.   DEFINITIONS.

     All capitalized words used in this Amendment shall have the same meaning as defined in the Agreement, unless otherwise defined in this Amendment. The definition of "CURRENT MARKET PRICE" set forth in EXHIBIT 1 of the Agreement
                                                      ---------
hereby is amended to read in its entirety as set forth below:

          " "CURRENT MARKET PRICE" shall mean, as of a particular date and with
             --------------------
     respect to a particular company, the average of the high bid and low asked prices per share of Common Stock of such company in the over-the-counter market, as reported by the NASDAQ Stock Market or such other system then in use, or such other exchange or inter-dealer quotation system on which such company's Common Stock is principally traded or authorized to be quoted, or, if such company's Common Stock is not so traded or authorized to be quoted on any such exchange or inter-dealer quotation system, then the price per share of such company's Common Stock most recently designated by such company's Board of
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     Directors as the "fair market value" thereof for purposes of granting incentive stock options."

2.   AMENDMENT OF SECTION 2.2(B) OF THE AGREEMENT.

     Section 2.2(b) of the Agreement hereby is amended by deleting the last word thereof (which is "and") and replacing the semicolon (";") immediately preceding such deleted word with a period (".").

AMENDMENT OF SECTION 2.2(C) OF THE AGREEMENT.

     Section 2.2(c) of the Agreement hereby is amended to read in its entirety as follows:

     "(c)(i)  ISSUANCE OF ADDITIONAL SHARES FOR EARN OUT.  Additional stock
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consideration (including the Estimated Additional Shares and the Additional
Shares Adjustments (as defined below), the "ADDITIONAL SHARES") may be issued to SCANA COMMUNICATIONS pursuant to this Section 2.2(c) based on whether the earnings before interest, taxes, depreciation and amortization (as each term is defined by U.S. GAAP) of the assets and operations of Gulf States as of the Closing (regardless of whether such assets and operations, or any portion thereof, continue to be held by Gulf States for the applicable period) for the fiscal year ended December 31, 1997 ("GULF STATES EBITDA") exceeds Eleven Million, Two Hundred Sixty-five Thousand, Six Hundred Ninety-six Dollars ($11,265,696.00) (the "EARN OUT").

     (c)(ii) ITC REORGANIZATION.  The parties hereto acknowledge that ITC
             -------------------
proposes to effect a corporate reorganization (the "REORGANIZATION") pursuant to which, among other things, (x) ITC would transfer to ITC West Point, Inc. ("ITC WEST POINT") or other wholly owned subsidiaries substantially all of its assets other than its equity in ITC/\DeltaCom, and (y) ITC would merge into ITC/\DeltaCom, with ITC/\DeltaCom being the surviving corporation in such merger. SCANA and SCANA Communications hereby consent to such Reorganization, and to the assumption in connection therewith by ITC/\DeltaCom of ITC's obligations under the Agreement, to the extent that such consent may be required pursuant to Section 9.7 of the Agreement.

     (c)(iii) ISSUANCE OF ADDITIONAL SHARES BASED ON ESTIMATED EARN OUT.  In the
              ----------------------------------------------------------
event that the Reorganization is effected prior to April 30, 1998, then no later than the earlier of any record date established with respect to the Reorganization or immediately prior to the closing of the Reorganization, ITC shall deliver to SCANA COMMUNICATIONS 56,742 shares of ITC Preferred Stock (the "ESTIMATED ADDITIONAL SHARES"). The parties hereto acknowledge and agree that such number of shares of ITC Preferred Stock represents that number of shares, rounded to the nearest whole share, of ITC Preferred Stock that in aggregate value (valued for this purpose at $66.06 per share) is equal to an "earn out" amount of Three Million, Seven Hundred Forty-eight Thousand, Four Hundred Three Dollars ($3,748,403.00) (the "ESTIMATED EARN OUT") (which is 35.7% of the product of (a) 64%, multiplied times (b)(i) six (6),
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multiplied times (ii) the amount (if any) by which (A) Fourteen Million Dollars
($14,000,000.00) (which is the estimated Gulf States EBITDA), exceeds (B) Eleven Million, Two Hundred Sixty-five Thousand, Six Hundred Ninety-six Dollars ($11,265,696.00)).

     (iv) ADJUSTMENT FOR HIGHER ACTUAL EARN OUT.  In the event that ITC delivers
          --------------------------------------
the Additional Shares as required in Section 2.2(c)(iii) above and the Actual Earn Out, as defined below, is greater than the Estimated Earn Out then, no later than April 30, 1998, ITC/\DeltaCom shall deliver to SCANA COMMUNICATIONS that number of shares, rounded to the nearest whole share, of ITC/\DeltaCom Preferred Stock (an "ADDITIONAL SHARES ADJUSTMENT") that in aggregate value (valued on a per-share basis at the then Current Market Price of ITC/\DeltaCom's Common Stock) is equal to the difference between the Estimated Earn Out and the Actual Earn Out. The "ACTUAL EARN OUT" shall be an amount equal to 35.7% of the product of (a) 64%, multiplied times (b)(i) six (6), multiplied times (ii) the amount by which the actual Gulf States EBITDA exceeds Eleven Million, Two Hundred Sixty-five Thousand, Six Hundred Ninety-six Dollars ($11,265,696.00).

     (v) ADJUSTMENT FOR LOWER CURRENT MARKET PRICE.  In the event that ITC
         ------------------------------------------
delivers the Additional Shares as required in Section 2.2(c)(iii) above and the sum of (a) the Current Market Price of one share of Common Stock of ITC West Point plus (b) the Current Market Price of one share of ITC/\DeltaCom, in each case as of the date of delivery of such Additional Shares (the "AGGREGATE PER-SHARE CURRENT MARKET PRICE"), is less than $66.06, then, no later than April 30, 1998, ITC/\DeltaCom shall deliver to SCANA COMMUNICATIONS that number of shares, rounded to the nearest whole share, of ITC/\DeltaCom Preferred Stock (an "ADDITIONAL SHARES ADJUSTMENT") that in aggregate value (valued on a per-share basis at the then Current Market Price of ITC/\DeltaCom's Common Stock) is equal to the difference between (a) $3,748,403, and (b) the product of the Aggregate Per-share Current Market Price multiplied by 56,742 (which is the number of Estimated Additional Shares).

     (vi) EARN OUT IF REORGANIZATION IS NOT CONSUMMATED.  In the event that the
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Reorganization does not occur on or before April 30, 1998, then ITC shall deliver Additional Shares to SCANA COMMUNICATIONS no later than April 30, 1998 that in aggregate value (valued on a per-share basis for this purpose at the Current Market Price per share of ITC) is equal to 35.7% of the product of (a) 64%, multiplied times (b)(i) six (6), multiplied times (ii) the amount (if any) by which (A) Gulf States EBITDA exceeds (B) Eleven Million, Two Hundred Sixty-five Thousand, Six Hundred Ninety-six Dollars ($11,265,696.00)."

4.   ITC WEST POINT NAME CHANGE.

     SCANA, SCANA COMMUNICATIONS and ITC/\DeltaCom hereby acknowledge ITC West Point's intention to change its name to "ITC Holding Company, Inc." upon consummation of the Reorganization.
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5.   EFFECTIVE DATE.

     The terms and conditions of this Amendment shall become effective as of the date of this Amendment (as first set forth herein).

6.   OTHER TERMS AND CONDITIONS.

     Except as expressly stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect, as if fully stated herein.

7.   CONFLICT.

     If there are any conflicting terms or conditions between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment, by their duly authorized representatives, as of the day and year first indicated above.


                              SCANA:
                              -----

                              SCANA CORPORATION


                              By: /s/
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------


                              SCANA COMMUNICATIONS:
                              --------------------

                              SCANA COMMUNICATIONS, INC.


                              By: /s/
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------
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                              ITC:
                              ---

                              ITC HOLDING COMPANY, INC.



                              By: /s/
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------




                              ITC/\DELTACOM:
                              -------------

                              ITC/\DELTACOM, INC.



                              By: /s/
                                 ---------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                    ------------------------------